                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14A of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Cheek the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Definitive Proxy Statement
/X/   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            STARWOOD FINANCIAL TRUST
                       TRINET CORPORATE REALTY TRUST, INC.

--------------------------------------------------------------------------------
              (Name of Registrants as Specified in their Charters)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      (3)   Filing Party:

            --------------------------------------------------------------------

      (4)   Date Filed:

            --------------------------------------------------------------------

                              --------------------
                              STARWOOD * FINANCIAL
                              --------------------

                  THE LEADER IN STRUCTURED REAL ESTATE FINANCE

                               Transaction Summary

                                 September 1999


This presentation and the accompanying audio portion are available at:

                             www.vcall.com/private
                              Call I.D.: Starwood
                              Password: Financial

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

DISCLAIMER

These materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. The words "except," "anticipate," "estimate" and other similar expressions which are predictions of or indicate future events and trends and which do not relate solely to historical matters, including information concerning the companies' future earnings estimates, identify forward-looking statements. The companies make no representations as to whether those estimates will be achieved. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are in some cases beyond the control of the companies and may cause the actual results, performance or achievements of the companies to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. The Companies have filed definitive proxy materials regarding their pending merger with the Securities and Exchange Commission. The proxy materials contain important information regarding the merger and you are encouraged to review them. The materials are available to the public at the SEC's web site at http://www.sec.gov.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

PREEMINENT REAL ESTATE FINANCE COMPANY

STARWOOD FINANCIAL AND TRINET CORPORATE REALTY HAVE AGREED TO A STOCK-FOR-STOCK MERGER TO CREATE THE LARGEST COMMERCIAL REAL ESTATE FINANCE COMPANY IN THE PUBLIC MARKETS.

|x| Merger combines two similar businesses focused on providing real estate borrowers and corporate users with innovative, custom-tailored financing solutions.

      o Starwood's business of creating stable, long-term cash flows from commercial real estate, and then financing them appropriately, is fundamentally similar to TriNet's business.

|x| Dominant market positions in structured mortgage, mezzanine and lease financing.

      o Goal is to be #1 in each of a limited number of focused, proprietary business lines.

|x| Capital resources and size comparable to other leading commercial finance companies:

      o     $2 billion (book) tangible equity capital base.

      o     $4-$5 billion total capitalization.

|x| Fully-integrated finance company with national footprint and in-house expertise in all key disciplines.

|x| Strong earnings growth prospects and attractive dividend yield--compelling valuation relative to peer group.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

TRANSACTION OVERVIEW

================================================================================

Structure:                          TriNet Corporate Realty ("TriNet") merges
                                    into wholly-owned subsidiary of Starwood
                                    Financial ("Starwood Financial").

Consideration:                      1.15 shares of Starwood Financial for each
                                    TriNet share.

Board of Directors:                 10 Starwood Financial and 5 TriNet directors
                                    (8 independent).

Management:                         Self-administered and self-advised. Starwood
                                    Financial's external advisor merged into combined company for 4.0 million shares.

Headquarters:                       New York; super-regional offices in San
                                    Francisco, Atlanta and Hartford.

Dividend:                           Approximately $2.40/share (annualized) -->
                                    $2.76/share for TriNet shareholders after
                                    1.15 exchange ratio, beginning first full quarter following merger.

Listing:                            NYSE: SFI (Starwood Financial A/B share
                                    structure eliminated).

Basic Shares Outstanding:           86.6 million.

Share Repurchase:                   Up to 5.0 million shares following closing.

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

TIMETABLE

|x|   Record date for vote                9/17/99

|x|   Proxy mailed to shareholders        9/24/99

|x|   Shareholder vote                    11/3/99

|x|   Estimated closing date              11/4-11/11/99

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

BENEFITS OF THE MERGER

|x|   Creates one of the largest publicly-traded real estate finance companies.

      o Provides TriNet with the structured finance tools, origination capabilities and capital resources to make its business more valuable.

      o Allows Starwood Financial to expand product line into large, complementary financing market with attractive risk/return dynamics.

|x| Improves TriNet's growth prospects. In the six quarters that Starwood Financial has been public (since March 1998), it has:

      o     Grown earnings per share by 67.5%.

      o     Increased its dividend every quarter.

      o     Grown its dividends per share by 22.9%.

      o     More than doubled its asset base.

|x| Increases dividend to an annualized rate equivalent to $2.76 per TriNet share.

      o     6.2% increase from the current annualized rate of $2.60 per share.

      o     Increase begins in first full quarter following the merger.

|x|   Provides superior stability and security.

      o Starwood Financial has made over $2.7 billion in investments in its six-year history without a single loss.

      o Starwood Financial provides capital to owners of high-quality commercial properties in major metropolitan markets.

      o Vast majority of Starwood Financial assets are secured mortgages, not traditional "mezzanine" loans.

      o Relative to other commercial finance companies, the combined company will have significantly lower leverage and a larger equity capital base.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

BENEFITS OF THE MERGER (CONT.)

|x|   Enhances TriNet's access to a variety of capital sources.

      o     Opens up securitized financing structures for long-term leases.

      o     Broadens institutional equity relationships and support.

|x| Provides TriNet with the benefits of increased scale, including lower cost of capital, better diversification, enhanced operating efficiencies and a broader customer base.

|x|   Provides a tax-free transaction.

      o As a stock-for-stock exchange, the merger will be tax-free to shareholders, unlike cash transactions that require shareholders to pay capital gains taxes.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

STARWOOD FINANCIAL--LEADING STRUCTURED FINANCE COMPANY IN REAL ESTATE

|x| Starwood Financial originates and acquires structured mortgage and mezzanine loans on commercial properties nationwide.

      o Growing credit lease financing business--over $250 million invested to date.

|x| Business founded in 1993 as part of Starwood private investment funds to capitalize on market inefficiency.

      o     Over $2.7 billion of financing commitments closed since 1993.

|x| Capitalized by leading institutions and high net worth investors, including six of the top pension funds in the nation.

|x| One of the earliest and largest structured finance players focused exclusively on the real estate industry.

      o     Grew to $1.1 billion private business with superior track record.

|x| Merged into public entity March 1998; 99% of common stock owned by continuing investors and management.

      o     99% of common stock owned by Starwood investors and affiliates.

      o Stock added to Russell 1000 and 3000 July 1998; stock price volatility has since increased dramatically.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

STARWOOD FINANCIAL--LEADING STRUCTURED FINANCE COMPANY IN REAL ESTATE

|x| More than doubled size of Company in past five quarters, completing over $1.5 billion in new financing commitments.

      o     Acquired largest competitor's portfolio December 1998.

      o     20%+ annual growth in EPS since going public.

      o     Increased dividend every quarter--dividend up 23% in five quarters.

|x|   Seasoned portfolio built over six years.

      o     Primarily self-originated and call protected.

      o Vast majority of assets are mortgages, not traditional "mezzanine" loans.

      o     No losses.

|x| Proprietary deal flow and structuring designed to capture highest risk-adjusted part of capital structure and create irreplaceable assets.

|x|   Industry-leading management team.

|x| Now the largest independent, publicly-held provider of structured real estate financing in U.S.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SENIOR MANAGEMENT TEAM

THE COMBINED COMPANY WILL DRAW ON A HIGHLY-EXPERIENCED SENIOR MANAGEMENT TEAM, INTEGRATING KEY EXECUTIVES FROM BOTH ORGANIZATIONS:

                                   -----------
                                    SUGARMAN
                                      CEO
                                   -----------
                                        |
                                        |
                               ------------------------------------------------------------------------------
                               |                                      |                |                    |
                               |                                      |                |                    |
                               |                                 -------------  ---------------        ----------
                               |                                    HABER            MATIS               O'CONNOR
                               |                                 EVP - Finance       EVP -              SVP-COO
                               |                                   and CFO      General Counsel
                               |                                 -------------  ---------------        ----------
                               |                                       |              |                     |
                               |                                       |              |                     |
                               |                                       |              |               -------------
                               |                                       |              |               |           |
-----------  -----------  -----------  -----------  -----------  -------------        |          -----------  ----------
 BLOMQUIST      COZZI       DIGEL          IDA        MULROY       DITOMMASO          |            CHITTY       RUBIN
    SVP-        SVP -       SVP -         SVP -       SVP -      SVP - Finance        |          SVP - Asset  SVP - Loan
Investments  Investments  Investments  Investments  Investments  and Treasurer        |          Management   Servicing
-----------  -----------  -----------  -----------  -----------  -------------        |          -----------  ----------
    |             |            |            |           |             |               |               |            |
    |             |            |            |           |             |         ---------------       |            |
    -----------------------------------------------------             |             DUGAN             --------------
                               |                                      |            VP - Ast.                 |
                               |                                      |         General Counsel              |
                               |                                      |         ---------------              |
                               |                                      |               |                      |
                               |                                      |               |                      |
                        -------------                            -------------  ---------------        -------------
                              9                                       18              1                     45
                        Professionals                            Professionals   Professionals         Professionals
                        -------------                            -------------  ---------------        -------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

FINANCIAL PERFORMANCE(1)

STARWOOD FINANCIAL HAS GENERATED 20%+ ANNUAL GROWTH IN EPS AND DIVIDENDS SINCE GOING PUBLIC.

                                                                                       ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
=================================================================================================================================
                                                                          THREE MONTHS ENDED
                                -------------------------------------------------------------------------------------------------
                                  3/31/98        6/30/98        9/30/98       12/31/98        3/31/99        6/30/99
                                PRO FORMA(2)     ACTUAL         ACTUAL         ACTUAL         ACTUAL         ACTUAL      % CHANGE
                                -----------    -----------    -----------    -----------    -----------    -----------   --------
Net Investment Income           $    19,456    $    23,015    $    25,770    $    28,533    $    33,953    $    35,174     80.8%

Other Income                            425          1,291          1,329            591          1,778          3,525
Non-Interest Expense                 (5,443)        (4,417)        (6,164)        (6,170)        (7,514)        (8,816)
                                -----------    -----------    -----------    -----------    -----------    -----------
Net Income                      $    14,438    $    19,889    $    20,935    $    22,010    $    28,217    $    29,883    107.0%
   Per Basic Share              $      0.27    $      0.38    $      0.40    $      0.42    $      0.43    $      0.46     70.4%
Funds From Operations           $    16,022    $    21,263    $    22,309    $    24,298    $    29,834    $    31,418     96.1%
   Per Basic Share              $      0.30    $      0.40    $      0.42    $      0.44    $      0.46    $      0.49     63.3%
Weighted Average Basic Shares        52,390         52,390         52,408         52,408         52,471         52,471

Total Assets                    $ 1,135,916    $ 1,312,005    $ 1,796,622    $ 2,059,616    $ 2,178,776    $ 2,171,628
Total Debt                          385,630        536,692      1,014,672      1,055,719      1,172,131      1,160,885
Total Liabilities                   386,960        561,911      1,025,515      1,088,888      1,178,960      1,169,457
Shareholders' Equity                748,956        750,094        771,107        970,728        999,816      1,002,171

Book Debt/Equity                        0.5x           0.7x           1.3x           1.1x           1.2x           1.2x
---------------------------------------------------------------------------------------------------------------------------------

----------
(1)  Source: 10-Q or 10-K for the respective quarter end date.
(2) Pro forma information gives effect to the recapitalization of Starwood Financial on March 18, 1998. For more information on the recapitalization, please see Starwood Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

INDUSTRY OVERVIEW--STRUCTURED REAL ESTATE FINANCE

                         U.S. COMMERCIAL MORTGAGE MARKET
      =====================================================================
                           Total Debt: $1.13 Trillion
                    REITs                                 1.5%
                    Commercial Banks                     41.0%
                    Life Companies                       18.1%
                    Non-Gov't CMBS Issuers               12.7%
                    Savings Assoc.                       10.8%
                    Foreign Investors                     8.7%
                    Federally Regulated Mtg. Pools        3.6%
                    Pension Funds                         2.6%
                    Other                                 1.0%

      ---------------------------------------------------------------------

|x| The U.S. commercial real estate industry is approximately $4 trillion in size.

      o Single-user office and industrial properties represent approximately $500 billion.

      o     Mortgage financing represents $1.1 trillion.

|x| Both the structured mortgage and credit tenant leasing businesses represent substantial, defensible submarkets.

      o Structured mortgage/mezzanine market is $50-$100 billion; Starwood Financial is the largest and leading player.

      o Office and industrial credit tenant lease market is up to $500 billion; TriNet is the largest and leading player.

|x|   Competition is limited.

      o Most capital providers offer inflexible, commodity structures (conduit loans, 20+ year bondable leases).

      o Bifurcation of commodity capital sources from structured finance providers creates large, underserved niche.

|x| Demand driven by unique borrower needs which are not served by commodity structures.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

STARWOOD FINANCIAL'S DIVERSIFIED PORTFOLIO PRIMARILY CONSISTS OF HIGHLY STRUCTURED FIRST MORTGAGE LOANS AND CREDIT TENANT LEASES ORIGINATED BY STARWOOD AND COLLATERALIZED BY HIGH QUALITY INSTITUTIONAL REAL ESTATE.

PORTFOLIO AT 6/30/99
================================================================================
Funded Amount                                        $2.1 billion
# of Assets                                               45
# of Properties                                          193
Average Loan per Borrower                            $47 million
Average Loan per Property                            $11 million

Total Financing Commitments                          $2.2 billion
Average First $ LTV                                     21.3%
Average Last $ LTV                                      74.5%

Debt Service Coverage Ratio                              1.4x
Weighted Average Maturity                             6.2 years
--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

STARWOOD FINANCIAL'S ASSETS ARE DIVERSIFIED BY ASSET TYPE, GEOGRAPHY AND PROPERTY TYPE, AND PRIMARILY CONSIST OF FIRST MORTGAGES AND CREDIT TENANT LEASES.

PORTFOLIO AT JUNE 30, 1999 (BY BOOK VALUE)
================================================================================

ASSET TYPE
Credit Lease Real Estate         9%
First Mortgages                 47%
Second Mortgages                25%
Partnership Loans/Other         19%

STRONG SECURITY & STABLE CASH FLOWS

GEOGRAPHIC REGION                            PROPERTY TYPE
West                            38%          Office                        34%
Northeast                       16%          Hotel                         19%
South                           12%          Retail                        14%
Mid Atlantic                    10%          Mixed Use                     11%
Southeast                       10%          Resort/Entertainment           8%
Northwest                        7%          Apartment/Residential          7%
Central                          6%          Homebuilder/Land               7%
North Central                    1%

                     BROAD DIVERSIFICATION TO MINIMIZE RISK
--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS

CHELSEA PIERS
NEW YORK, NY

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:             Unique waterfront entertainment complex in
                                    Manhattan; 1.2 million square feet of usable building area and 500,000 square feet of protected harbors (4 piers) housing 16 separate profit centers

YEAR BUILT/RENOVATED:               1995-1996 (built)

INVESTMENT STRUCTURE:               1st & 2nd mortgage with equity participation

LOAN AMOUNT:                        First: $45,000,000
                                    Second: $5,800,000

MATURITY:                           June 2004

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS

CITY FRONT TERRACE
SAN DIEGO AND SAN FRANCISCO, CA

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:             320-unit, Class A multi-family apartment
                                    building in San Diego; 98,000 square foot, Class A commercial office condominium and 177-space parking facility in San Francisco;
                                    additional guarantee from 5-star resort and high end golf course complex in Phoenix

YEAR BUILT/RENOVATED:               San Diego apartments--1995 (built)
                                    San Francisco office--1986 (built)

INVESTMENT STRUCTURE:               1st mortgage

LOAN AMOUNT:                        $65,720,000

MATURITY:                           December 2002

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS
COMERICA BUILDING
DETROIT, MI

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:             40-story, Class A office building with
                                    957,000 net rentable square feet

YEAR BUILT/RENOVATED:               1992 (built)

INVESTMENT STRUCTURE:               Partnership loan

LOAN AMOUNT:                        $13,585,000

MATURITY:                           May 2008

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS
FOUNTAIN PLACE
DALLAS, TX

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:             60-story, Class A office building with 1.2
                                    million net rentable square feet

YEAR BUILT/RENOVATED:               1986 (built)

INVESTMENT STRUCTURE:               1st mortgage

LOAN AMOUNT:                        $97,123,000

MATURITY:                           September 2001

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS

GENERAL MOTORS BUILDING
NEW YORK, NY

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:             50-story, Class A office with 1.6 million
                                    net rentable square feet

YEAR BUILT/RENOVATED:               1968 (built)

INVESTMENT STRUCTURE:               2nd mortgage

LOAN AMOUNT:                        $100,000,000

MATURITY:                           July 2003

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS

LONGWOOD GALLERIA
BOSTON, MA

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:            154-room hotel; 52,000 square feet of Class A
                                   office; 104 parking spaces; 154 multi-family apartment units; 23,000 square feet of retail space

YEAR BUILT/RENOVATED:              1968 (built)/1987 (apartments remodeled;
                                   retail, office, & hotel built)/1998
                                   (renovated)

INVESTMENT STRUCTURE:              1st mortgage with equity participation

LOAN AMOUNT:                       $54,288,000

MATURITY:                          November 2007

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS

PROMUS HOTEL PORTFOLIO
17 HOTELS LOCATED IN THE NORTHWESTERN U.S.

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:            Cross-collateralized portfolio comprised of
                                   17 full-service hotels with 3,989 total rooms

YEAR BUILT/RENOVATED:              Various: built primarily in 1970's & 1980's

INVESTMENT STRUCTURE:              Hotels owned by Starwood Financial and triple
                                   net leased to Promus Hotels with bondable corporate guarantee

CAPITAL INVESTMENT:                $173,164,000

MATURITY:                          June 2020

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS

SOUTHWEST VALUE PARTNERS
SAN DIEGO, CA

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:             1.1 million square feet of Class A office
                                    space in three high rise office towers

YEAR BUILT/RENOVATED:               1990 (Emerald Plaza)
                                    1969/1992 (Golden Eagle Plaza)
                                    1974/1996 (Comerica Building)

INVESTMENT STRUCTURE:               1st & 2nd mortgage with equity participation

LOAN AMOUNT:                        First: $78,511,000
                                    Second: $40,634,000

MATURITY:                           May 2002

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS

SUN VALLEY MALL
CONCORD (SAN FRANCISCO), CA

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:          Class A regional mall anchored by Macy's, JC
                                 Penney, and Sears with 1.4 million square feet of gross leasable area; 1.2 million square feet of collateral area (collateral excludes Sears)

YEAR BUILT/RENOVATED:            1967 (built)/1981 (expansion)/
                                 1991 (complete renovation)

INVESTMENT STRUCTURE:            Cross-collateralized 1st, 2nd & 3rd mortgage

LOAN AMOUNT:                     $118,869,000

MATURITY:                        September-October 2000 ($108,684,000)
                                 September 2009 ($10,185,000)

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

SELECTED FINANCING TRANSACTIONS

WASHINGTON CENTER
WASHINGTON, D.C.

                                    [Picture]

================================================================================

COLLATERAL DESCRIPTION:             364,000 square foot Class A office building
                                    and 889-room Grand Hyatt Hotel

YEAR BUILT/RENOVATED:               1987 (hotel built); 1990 (office built)

INVESTMENT STRUCTURE:               2nd mortgage

LOAN AMOUNT:                        $49,585,000

MATURITY:                           August 2005

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

STARWOOD FINANCIAL CTL EXAMPLE #1

|x| In 1997, Starwood Financial paid $171 million for a portfolio of 17 hotels triple-net leased to a BBB credit. Portfolio cash flow was $35 million and underlying value of assets was estimated at $350 million.

      o Net lease provided for a $15 million payment per annum and 7.5% participation in revenue increases over a base year.

      o Lease was for 12 years with five 5-year extensions at tenant's option.

|x| Acquisition was financed with $125 million of floating-rate, interim financing. Interest rate hedges were put in place for permanent financing.

      o     First-year return on $50 million of equity was 13.1%.

|x| In order to capture imbedded value, Starwood Financial began proactively reworking the lease:

      o Starwood Financial offered the tenant $1.5 million to extend the lease ten years, convert the payment stream to monthly pay, and modify certain other lease provisions to make it bondable.

      o Next, Starwood Financial paid an AAA-rated insurance company $630,000 to wrap condemnation/casualty risk to eliminate remaining "non-bondable" provisions in lease.

|x| Starwood Financial then placed $155 million, long-term financing to better match fund its asset.

      o Second-year return was 16.2% on $25 million of equity invested. This return is fully guaranteed by a BBB-rated credit.

|x| Starwood Financial also benefits from a $180 million current residual value (not reflected on its balance sheet), the depreciation benefits, and the 7.5% revenue participation (acts as an inflation hedge).

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

STARWOOD FINANCIAL CTL EXAMPLE #2

|x| Starwood Financial provided $64 million in financing to the purchaser of a renovated office and warehouse project which has recently signed several long-term leases.

|x| 100% of office space leased for 15 years on a triple-net, bondable basis to AAA-rated credit.

|x| 65% of warehouse space leased for eight years to two tenants. Remaining space is under negotiation with one tenant.

|x| Based on the AAA lease, Starwood Financial obtained third-party, non-recourse financing for $54 million at favorable rates, match funded to Starwood Financial's $64 million investment.

|x| Starwood Financial investment of $10 million will earn a match-funded 31% cash-on-cash return for the 18-month term of loan, with very low basis in assets.

|x| Starwood Financial's investment captures best risk-adjusted return available in asset's capital structure.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

STARWOOD FINANCIAL CTL RETURNS

================================================================================

CASE STUDY #1
Equity (owned by Starwood Financial)  $175 million
Starwood Financial -                  $25 million             16.2%
Third-Party Senior Loan               $155 million            7.44%

CASE STUDY #2

Equity (owned by third party)         $20 million
Starwood Financial -                  $10 million             31.1%
Third-Party Senior Loan               $54 million             7.06%

--------------------------------------------------------------------------------

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

MEDIA MISCONCEPTIONS

STARWOOD FINANCIAL'S BUSINESS IS RISKIER THAN TRINET'S.

|x| Starwood Financial has successfully executed a highly focused business strategy over the past six years on behalf of leading corporate and private investors.

|x| Starwood Financial's assets include 56% first mortgages and credit leased real estate and 25% "hard" second mortgages--only 19% "mezzanine" loans.

|x| Starwood Financial's portfolio averages 21% to 75% LTV and 1.4x debt service coverage.

|x| Starwood Financial has made over $2.7 billion in investments and never had a loss.

|x|   Starwood Financial finances institutional quality real estate collateral.

|x| Starwood Financial's portfolio is diversified geographically and predominately located in major metropolitan markets.

|x| Starwood Financial has consistently increased both EPS and dividends every quarter since going public.

|x| Starwood Financial's conservative underwriting uses static and downside scenarios.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

MEDIA MISCONCEPTIONS

IF TRINET DOES NOT MERGE WITH STARWOOD FINANCIAL, A HIGHER CASH PROPOSAL WILL COME ALONG.

|x| As detailed in the 8-K and Proxy, TriNet and Greenhill explored numerous alternative transactions to the Starwood Financial merger.

|x| Alternative proposals were highly conditional and produced unattractive valuations, well below sell-side research "NAV" estimates.

|x| Certain alternative bidders communicated to Greenhill that they were unable to provide more attractive offers because of the short-term nature of a number of TriNet's leases and its lease rollover risk, as well as the high debt refinancing and transaction costs described below.

|x| TriNet's corporate debt structure impedes a "going private" transaction and debt prepayment penalties and restructuring costs would reduce shareholder proceeds by over $3/share.

|x| Net leased assets do not generally produce returns sufficient to entice likely group of cash buyers (e.g., opportunity funds) without on-going structured finance platform.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

MEDIA MISCONCEPTIONS

THE ADVISOR TRANSACTION IS UNFAVORABLE TO SHAREHOLDERS.

|x|   Internalizes industry-leading business franchise and management team.

|x|   Consideration is 100% restricted stock.

|x|   Highly accretive to combined company.

      o     Advisor 1999E EBITDA is $15 million.

      o At $25-$30 stock price, advisor valued at 6.7x-8.0x multiple and 12%-15% yield to the public company.

      o Multiple compares favorably to 9.0x average EBITDA multiple in 11 recent comparable real estate advisor transactions.

      o This assumes no growth in advisory fees, despite Starwood Financial's track record of consistently growing the business over six years.

|x|   Increases economies of scale as combined company grows.

|x| Public equity investors and analysts strongly prefer self-advised companies.

|x| Starwood Financial's large institutional shareholders and disinterested directors have thoroughly reviewed and approved the advisor transaction.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

MEDIA MISCONCEPTIONS

TRINET SHOULD HAVE GOTTEN A "COLLAR" ON STARWOOD FINANCIAL'S STOCK PRICE.

|x|   A typical collar would allow for the 1.15 exchange ratio to be adjusted up
      (down) based on decreases (increases) in Starwood Financial's stock price.

|x| While a collar might also allow TriNet to call off the merger if Starwood Financial's stock price fell below a "floor" level, Starwood Financial's limited float and volatile stock price made a collar arrangement inappropriate.

|x| As a result, the parties determined that the appropriate basis for the exchange ratio was both companies' relative contribution to the combined company's earnings and cash flow stream, not the companies' relative stock prices.

|x| Of the 11 REIT mergers and acquisitions over $500 million announced or completed this year, ten had no collar arrangements.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

MEDIA MISCONCEPTIONS

THE $50 MILLION "BREAK-UP" FEE IS TOO HIGH.

|x| The $50 million break-up fee equals 3.0% of the merger value of $1.7 billion(1).

|x| Of the 11 REIT mergers and acquisitions over $500 million announced or completed this year, all eleven provided for break-up fees.

|x|   These fees averaged 2.6% of the targets' enterprise value.

|x|   Break-up fee is reciprocal.

|x| Starwood Financial shareholders representing 99% of the Company's voting power have irrevocably agreed to vote in favor of the merger.

----------
(1) Based on enterprise value using TriNet/Greenhill valuation range for Starwood Financial.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

FINANCING STRATEGY

THE COMBINED COMPANY HAS ACCESS TO A VARIETY OF SOURCES OF SHORT-TERM LIQUIDITY AND LONG-TERM CAPITAL.

|x| $1.5 billion of committed credit facilities (approximately $800 million drawn).

      o     $675 million secured facility from major commercial bank.

      o     $500 million secured facility from major investment bank

      o     $350 million unsecured facility led by major commercial bank.

|x|   Additional $100+ million unsecured facility under consideration.

|x|   Access to variety of secured term loans funding.

      o Approximately $830 million currently outstanding under 19 loans from 13 lenders.

      o     Large number of commercial and investment bank relationships.

|x| "STARS" branded, proprietary securitization program - provides competitively-priced match funding for Starwood Financial assets.

      o     First $700-$800 million transaction in progress.

|x|   Long-term corporate debt.

|x|   Public and private preferred equity.

      o Both Starwood Financial and TriNet have accessed the public and private markets for perpetual preferred stock.

|x|   Public and private common equity.

      o Starwood Financial's extensive private equity relationships complement TriNet's public money manager and retail investors.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

PRO FORMA BALANCE SHEET AT 6/30/99(1)

                                                                                   ($ IN MILLIONS)
===================================================================================================
                                             STARWOOD FINANCIAL    TRINET      COMBINED COMPANY(2)
                                             ------------------   --------     -------------------
Loans and Related, Net                             $1,929.5          $45.7          $1,975.2
Operating Leases                                      187.2        1,375.6           1,715.8
Cash/Marketable Securities                             27.9           15.7              43.6
Other Assets                                           27.0           58.0              43.3
                                                   --------       --------          --------
    TOTAL ASSETS                                   $2,171.6       $1,495.0          $3,777.9
                                                   ========       ========          ========

Secured Debt                                       $1,160.9          $84.3          $1,245.2
Unsecured Debt                                            -          538.0             570.5
Other Liabilities                                       8.5           62.1              69.3
                                                   --------       --------          --------
    Total Liabilities                               1,169.4          684.4           1,885.0
                                                   --------       --------          --------

Minority Interest                                         -            2.6               2.6

Preferred Equity                                      220.0          182.5             402.5
Common Equity                                         782.2          625.5           1,487.9
                                                   --------       --------          --------
Total Stockholders' Equity                          1,002.2          808.0           1,890.4
                                                   --------       --------          --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $2,171.6       $1,495.0          $3,777.9
                                                   ========       ========          ========

BOOK DEBT/EQUITY                                       1.2x           0.8x              1.0x
---------------------------------------------------------------------------------------------------

----------
(1)  Per Proxy statement.
(2) Includes purchase accounting adjustments, the effects of internalizing Starwood Financial's advisor and transaction fees.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

COMBINED COMPANY PORTFOLIO SUMMARY

THE COMBINED COMPANY'S ASSET BASE IS HIGHLY DIVERSIFIED AND SECURE, INCLUDING
APPROXIMATELY:

|x|   190 assets.

|x|   340 underlying properties.

|x|   240 borrowers and tenants.

================================================================================

ASSET TYPE
Credit Tenant Leases       51%
First Mortgages            25%
Second Mortgages           14%
Partnership Loans / Other  10%

STRONG SECURITY & STABLE CASH FLOWS

GEOGRAPHY                               PROPERTY TYPE
West                       39%          Office                     48%
Northeast                  15%          Hotel                      10%
South                      14%          Retail                      8%
Southeast                  12%          Industrial                  8%
Mid Atlantic                9%          Mixed Use                   6%
Central                     6%          R&D                         6%
Northwest                   4%          Apartment / Residential     4%
North Central               1%          Resort / Entertainment      4%
                                        Homebuilder / Land          3%
                                        Other                       3%

                     BROAD DIVERSIFICATION TO MINIMIZE RISK
--------------------------------------------------------------------------------

----------
Note: Based on fair market value of leased real estate (assuming a 9.5% cap rate) and book value of loans. As of June 30, 1999.

                                                              STARWOOD FINANCIAL
--------------------------------------------------------------------------------

PRO FORMA ASSET AND REVENUE MIX

================================================================================

ASSET MIX (1)
TOTAL: $3.8B
Loans and Related         52%
Net Lease R.E.            45%
Other Investments          3%

REVENUE MIX (2)
TOTAL: $404M
Interest Income           52%
Operating Lease Income    43%
Other Income               5%

--------------------------------------------------------------------------------

----------
(1) Pro forma at 6/30/99.
(2) Pro forma six months ended 6/30/99, annualized.